                                                                    Exhibit 10.6

                                                                  EXECUTION COPY


                                PLEDGE AGREEMENT


                            DATED AS OF JULY 30, 2004


                                      AMONG


                THE CREDIT PARTIES FROM TIME TO TIME PARTY HERETO


                                       AND


                      DEUTSCHE BANK TRUST COMPANY AMERICAS,
                            AS U.S. COLLATERAL AGENT

                               TABLE OF CONTENTS*

                                                                                        PAGE
                                                                                        ----
                                    ARTICLE I
                                   DEFINITIONS

Section 1.01         Terms Defined in the Finance Documents................................2
Section 1.02         Terms Defined in the UCC..............................................2
Section 1.03         Additional Definitions................................................2
Section 1.04         Terms Generally.......................................................8

                                   ARTICLE II
                             THE SECURITY INTERESTS

Section 2.01         Grant of Security Interests...........................................8
Section 2.02         Security Interests Absolute...........................................9
Section 2.03         Continuing Liability of the Credit Parties...........................10

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

Section 3.01         Title to Collateral..................................................11
Section 3.02         Validity, Perfection and Priority of Security Interests..............11
Section 3.03         Collateral...........................................................11
Section 3.04         No Consents..........................................................12

                                   ARTICLE IV
                                    COVENANTS

Section 4.01         Delivery of Collateral...............................................12
Section 4.02         Delivery of Perfection Certificate; Filing of Financing Statements
                     and Delivery of Search Reports.......................................12
Section 4.03         Change of Name, Identity, Structure or Location; Subjection to Other
                     Security Agreements..................................................13
Section 4.04         Further Actions......................................................13
Section 4.05         Disposition of Collateral............................................13
Section 4.06         Additional Collateral................................................13
Section 4.07         Information Regarding Collateral.....................................14

                                    ARTICLE V
                       DISTRIBUTIONS ON COLLATERAL; VOTING

Section 5.01         Right to Receive Distributions on Collateral; Voting.................14

                                   ARTICLE VI
                           GENERAL AUTHORITY; REMEDIES

Section 6.01         General Authority....................................................16

----------
*    The Table of Contents is not a part of the Pledge Agreement.

                                                                                        PAGE
                                                                                        ----
Section 6.02         Remedies upon Event of Default.......................................16
Section 6.03         Securities Act; Registration Rights..................................18
Section 6.04         Other Rights of the U.S. Collateral Agent............................19
Section 6.05         Limitation on Duty of U.S. Collateral Agent in Respect of
                     Collateral...........................................................20
Section 6.06         Waiver and Estoppel..................................................20
Section 6.07         Application of Proceeds..............................................21

                                   ARTICLE VII
                            THE U.S. COLLATERAL AGENT

Section 7.01         Concerning the U.S. Collateral Agent.................................22
Section 7.02         Appointment of Co-Collateral Agent...................................22
Section 7.03         Appointment of Sub-Agents............................................22

                                  ARTICLE VIII
                                  MISCELLANEOUS

Section 8.01         Notices..............................................................22
Section 8.02         No Waivers; Non-Exclusive Remedies...................................23
Section 8.03         Compensation and Expenses of the U.S. Collateral Agent;
                     Indemnification......................................................23
Section 8.04         Enforcement..........................................................25
Section 8.05         Amendments and Waivers...............................................25
Section 8.06         Successors and Assigns...............................................25
Section 8.07         Governing Law........................................................26
Section 8.08         Limitation of Law; Severability......................................26
Section 8.09         Counterparts; Effectiveness..........................................26
Section 8.10         Additional Credit Parties............................................26
Section 8.11         Termination; Release of Credit Parties...............................27
Section 8.12         Entire Agreement.....................................................27
Section 8.13         Defined Terms; Conflict..............................................27

SCHEDULES:
     Schedule I   -  List of Pledged Shares
     Schedule II  -  List of Pledged Notes
     Schedule III -  List of Pledged LLC Interests
     Schedule IV  -  List of Pledged Partnership Interests
     Schedule V   -  Schedule of Filings to Perfect Security Interests

EXHIBITS:

     Exhibit A    -  Form of Issuer Control Agreement
     Exhibit B    -  Form of Securities Account Control Agreement

                      PLEDGE AGREEMENT dated as of July 30, 2004 (as amended,
                modified or supplemented from time to time, this "AGREEMENT") among the CREDIT PARTIES from time to time party hereto and DEUTSCHE BANK TRUST COMPANY AMERICAS, as U.S. Collateral Agent for benefit of the Finance Parties referred to herein.

                THE JEAN COUTU GROUP (PJC) INC., a corporation formed and existing under the laws of the Province of Quebec (together with its successors and permitted assigns, the "PARENT BORROWER"), proposes to enter into a Credit Agreement dated as of July 30, 2004 (as amended, restated, modified or supplemented from time to time and including any agreement extending the maturity of, refinancing or otherwise restructuring all or any portion of the obligations of the Parent Borrower under such agreement or any successor agreement, the "CREDIT AGREEMENT") among the Parent Borrower, THE JEAN COUTU GROUP (PJC) USA, INC., a corporation formed and existing under the laws of the State of Delaware (the "U.S. BORROWER" and, together with the Parent Borrower, the "BORROWERS"), the banks and other financial institutions form time to time party hereto (the "LENDERS"), MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as Global Transaction Coordinator, DEUTSCHE BANK SECURITIES INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK FINANCIAL INC., as U.S. Joint Lead Arrangers, DEUTSCHE BANK SECURITIES INC. and MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as U.S. Joint Bookrunners, NATIONAL BANK FINANCIAL INC., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Joint Lead Arrangers and as Canadian Joint Bookrunners, NATIONAL BANK OF CANADA, as the Canadian Administrative Agent, DEUTSCHE BANK TRUST COMPANY AMERICAS, as the Term B Administrative Agent, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and NATIONAL BANK OF CANADA, as U.S. Co-Syndication Agents, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and DEUTSCHE BANK SECURITIES INC., as Canadian Co-Syndication Agents.

                Certain Lenders and their affiliates acting as Derivatives Creditors (as defined in the Credit Agreement) may from time to time provide forward rate agreements, options, swaps, caps, floors and other Derivatives Agreements (as defined in the Credit Agreement) to the Credit Parties (as defined below). The Lenders, each Issuing Lender, each Swingline Lender, the Administrative Agents, the Co-Syndication Agents, the Global Transaction Coordinator, the U.S. Joint Lead Arrangers, the Canadian Joint Lead Arrangers, the Canadian Collateral Agent, the U.S. Collateral Agent, as collateral agent for the benefit of the Lenders (together with its successor or successors in such capacity, the "U.S. COLLATERAL AGENT"), each Indemnitee and each Derivatives Creditor and their respective successors and assigns are herein referred to individually as a "FINANCE PARTY" and collectively as the "FINANCE PARTIES".

                To induce the Lenders to enter into the Credit Agreement and the other Senior Finance Documents (as defined in the Credit Agreement) and the Derivatives Creditors to enter into the Derivatives Agreements constituting Finance Documents under the Credit Agreement (collectively with the Senior Finance Documents and the Derivatives Agreements evidencing Derivatives Obligations (as hereinafter defined) permitted under the Credit Agreement, the "FINANCE DOCUMENTS"), and as a condition precedent to the obligations of the Finance Parties thereunder, the Parent Borrower and certain of its subsidiaries (each a "GUARANTOR" and, collectively, the "GUARANTORS") have agreed, jointly and severally, to provide a guaranty of all obligations of the Borrowers and the other Credit Parties under or in respect of the Finance Documents.

As a further condition precedent to the obligations of the Lenders and the Derivatives Creditors under the Senior Finance Documents, each Borrower and each Subsidiary Guarantor (each a "CREDIT PARTY" and, together with each other person that becomes a party hereto pursuant to SECTION 7.10 hereof and the respective successors and permitted assigns of each of the foregoing, the "CREDIT PARTIES") has agreed or will agree to grant a continuing security interest in favor of the U.S. Collateral Agent in and to the Collateral (as hereinafter defined) to secure the Finance Obligations (as defined in the Credit Agreement). Accordingly, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

                SECTION 1.01 TERMS DEFINED IN THE FINANCE DOCUMENTS. Capitalized terms defined in the Credit Agreement and not otherwise defined herein have, as used herein, the respective meanings provided for therein.

                SECTION 1.02 TERMS DEFINED IN THE UCC. Unless otherwise defined herein or in the Credit Agreement or the context otherwise requires, the following terms, together with any uncapitalized terms used herein which are defined in the UCC (as defined below), have the respective meanings provided in the UCC: (i) Certificated Security; (ii) Financial Asset; (iii) Investment Property; (iv) Payment Intangibles; (v) Proceeds; (vi) Securities Account; (vii) Securities Intermediary; (viii) Security; (ix) Security Certificate; and (x) Uncertificated Security; and (xi) Security Entitlement.

                SECTION 1.03 ADDITIONAL DEFINITIONS. Terms defined in the introductory section hereof have the respective meanings set forth therein. The following additional terms, as used herein, have the following respective meanings:

                "ACCOUNT CONTROL AGREEMENT" means (i) with respect to a Deposit Account, a deposit account control agreement, substantially in the form of EXHIBIT C to the U.S. Security Agreement or otherwise containing substantially similar terms and acceptable in form and substance to the U.S. Collateral Agent, among one or more Credit Parties, the U.S. Collateral Agent and the bank which maintains such Deposit Account and (ii) with respect to a Securities Account, a securities account control agreement, substantially in the form of EXHIBIT B hereto or otherwise containing substantially similar terms and acceptable in form and substance to the U.S. Collateral Agent, among one or more Credit Parties, the U.S. Collateral Agent and the Securities Intermediary which maintains such Securities Account, in each case as the same may be amended, restated, modified or supplemented from time to time.

                "COLLATERAL" has the meaning set forth in SECTION 2.01 of this Agreement.

                "CREDIT PARTY" means each of the Borrowers and each Subsidiary Guarantor, and "Credit Parties" means all of them, collectively.

                "DELIVERY" and the corresponding term "DELIVERED" when used with respect to Collateral means:

                        (i) in the case of Collateral constituting Certificated Securities, transfer thereof to the U.S. Collateral Agent or its nominee or custodian by physical delivery to the U.S. Collateral Agent or its nominee or custodian, such Collateral to be in suitable form for transfer by delivery, or accompanied by undated instruments of transfer or assignment duly executed in blank, with signatures appropriately guaranteed;

                        (ii) in the case of Collateral constituting Uncertificated Securities, (A) registration thereof on the books and records of the issuer thereof in the name of the U.S. Collateral Agent or its nominee or custodian (who may not be a Securities Intermediary) or (B) the execution and delivery by the issuer thereof of an effective agreement, substantially in the form of EXHIBIT A hereto, pursuant to which such issuer agrees that it will comply with instructions originated by the U.S. Collateral Agent or such nominee or custodian without further consent of the registered owner of such Collateral or any other Person;

                        (iii) in the case of Collateral constituting Security Entitlements or other Financial Assets deposited in or credited to a Securities Account, (A) completion of all actions necessary to constitute the U.S. Collateral Agent or its nominee or custodian the entitlement holder with respect to each such Security Entitlement or (B) the execution and delivery by the relevant Securities Intermediary of an effective Account Control Agreement pursuant to which such Securities Intermediary agrees to comply with all entitlement orders originated by the U.S. Collateral Agent or such nominee or custodian without further consent by the relevant entitlement holder or any other Person;

                        (iv) in the case of LLC Interests and Partnership Interests which do not constitute Securities, (A) compliance with the provisions of CLAUSE (i) above for each such item of Collateral which is represented by a certificate and (B) compliance with the provisions of CLAUSE (ii) above for each such item of Collateral which is not evidenced by a certificate;

                        (v) in the case of Collateral which constitute Instruments, transfer thereof to the U.S. Collateral Agent or its nominee or custodian by physical delivery to the U.S. Collateral Agent or its nominee or custodian indorsed to, or registered in the name of, the U.S. Collateral Agent or its nominee or custodian or indorsed in blank;

                        (vi) in the case of cash, transfer thereof to the U.S. Collateral Agent or its nominee or custodian by physical delivery to the U.S. Collateral Agent or its nominee or custodian; and

                        (vii) in each case such additional or alternative procedures as may hereafter become appropriate to grant control of, or otherwise perfect a security interest in, any Collateral in favor of the U.S. Collateral Agent or its nominee or custodian, consistent with changes in applicable Law or regulations or the interpretation thereof.

                "DERIVATIVES OBLIGATIONS" of any Person means all obligations (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to such Person, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) of such Person in respect of any Derivatives Agreement, excluding any amounts which such Person is entitled to set-off against its obligations under applicable Law.

                "FINANCE OBLIGATIONS" means:

                        (i)      all Senior Obligations; and

                        (ii) all Derivatives Obligations permitted under the Credit Agreement owed or owing to any Derivatives Creditor.

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith), together in each case with all renewals, modifications, consolidations or extensions thereof.

                "GENERAL INTANGIBLES" means all "general intangibles" (as defined in the UCC), including, without limitation, (i) all Payment Intangibles and other obligations and indebtedness owing to any Credit Party in respect of Collateral and (ii) all interests in limited liability companies and/or partnerships which interests do not constitute Securities.

                "INSTRUMENTS" means:

                        (i) the promissory notes described on SCHEDULE II hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED NOTES"), and all interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Notes;

                        (ii) all additional or substitute promissory notes from time to time issued to or otherwise acquired by any Credit Party in any manner in respect of Pledged Notes or otherwise, and all interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute notes;

                        (iii) all promissory notes, bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations constituting "instruments" within the meaning of the UCC; and

to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

                "LLC INTERESTS" means:

                        (i) the limited liability company membership interests described on SCHEDULE III hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED LLC INTERESTS"), and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged LLC Interests;

                        (ii) all additional or substitute limited liability company membership interests from time to time issued to or otherwise acquired by any Credit Party in any manner in respect of Pledged LLC Interests or otherwise, and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute membership interests;

                        (iii) all right, title and interest of any Credit Party in each limited liability company to which any Pledged LLC Interest relates, including, without limitation:

                                 (A) all interests of such Credit Party in the capital of such limited liability company and in all profits, losses and assets, whether tangible or intangible and whether real, personal or mixed, of such limited liability company, and all other distributions to which such Credit Party shall at any time be entitled in respect of such Pledged LLC Interests;

                                 (B) all other payments due or to become due to such Credit Party in respect of Pledged LLC Interests, whether under any limited liability company agreement or operating agreement or otherwise and whether as contractual obligations, damages, insurance proceeds or otherwise;

                                 (C)   all of such Credit Party's claims,
                rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at Law or otherwise in respect of such Pledged LLC Interests;

                                 (D) all present and future claims, if any, of such Credit Party against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise; and

                                 (E) all of such Credit Party's rights under any limited liability company agreement or operating agreement or at Law to exercise and enforce every right, power, remedy, authority, option and privilege of such Credit Party relating to such Pledged LLC Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Credit Party in respect of such Pledged LLC Interests and any such limited liability company, to make determinations, to exercise any election (including, without limitation, election of remedies) or option to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or for any assets of any such limited liability company, to enforce or execute any checks or other instruments or orders, to file any claims and to take any other action in connection with any of the foregoing; and

to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

                "PARTNERSHIP INTERESTS" means:

                        (i) the partnership interests described on SCHEDULE IV hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED PARTNERSHIP INTERESTS"), and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Partnership Interests;

                        (ii) all additional or substitute partnership interests from time to time issued to or otherwise acquired by any Credit Party in any manner in respect of Pledged Partnership Interests or otherwise, and all dividends, distributions, cash, instruments and other property, income, profits and proceeds from time to time received or receivable or otherwise made upon or distributed in respect of such additional or substitute partnership interests;

                        (iii) all right, title and interest of any Credit Party in each partnership to which any Pledged Partnership Interest relates, including, without limitation:

                                 (A) all interests of such Credit Party in the capital of such partnership and in all profits, losses and assets, whether tangible or intangible and whether real, personal or mixed, of such partnership, and all other distributions to which such Credit Party shall at any time be entitled in respect of such Pledged Partnership Interests;

                                 (B) all other payments due or to become due to such Credit Party in respect of Pledged Partnership Interests, whether under any partnership agreement or otherwise and whether as contractual obligations, damages, insurance proceeds or otherwise;

                                 (C)   all of such Credit Party's claims,
                rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement, or at Law or otherwise in respect of such Pledged Partnership Interests;

                                 (D) all present and future claims, if any, of such Credit Party against any such partnership for moneys loaned or advanced, for services rendered or otherwise; and

                                 (E) all of such Credit Party's rights under any partnership agreement or at Law to exercise and enforce every right, power, remedy, authority, option and privilege of such Credit Party relating to such Pledged Partnership Interests, including any power to terminate, cancel or modify any partnership agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Credit Party in respect of such Pledged Partnership Interests and any such partnership, to make determinations, to exercise any election (including, without limitation, election of remedies) or option to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or give receipt for any of the foregoing or for any assets of any such partnership, to enforce or execute any checks or other instruments or orders, to file any claims and to take any other action in connection with any of the foregoing; and

to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

                "PERFECTION CERTIFICATE" means a certificate, substantially in the form of EXHIBIT F-1 to the Credit Agreement, completed and supplemented with the schedules and attachments contemplated thereby.

                "PERMITTED LIEN" means any Lien referred to in, and permitted by, SECTION 7.02 of the Credit Agreement.

                "PLEDGE AGREEMENT" means this Agreement, as the same may be amended, supplemented or modified from time to time.

                "PLEDGED LLC INTERESTS" has the meaning set forth in CLAUSE (i) of the definition of "LLC Interests".

                "PLEDGED NOTES" has the meaning set forth in CLAUSE (i) of the definition of "Instruments".

                "PLEDGED PARTNERSHIP INTERESTS" has the meaning set forth in CLAUSE (i) of the definition of "Partnership Interests".

                "PLEDGED SHARES" has the meaning set forth in CLAUSE (i) of the definition of "Stock".

                "SECURITY INTERESTS" means the security interests in the Collateral granted under this Agreement securing the Finance Obligations.

                "SECURITIES LAWS" has the meaning set forth in SECTION 6.03(a) of this Agreement.

                "SENIOR OBLIGATIONS" means with respect to each Credit Party, without duplication:

                        (i) in the case of each Borrower, all principal of and interest (including, without limitation, any interest which accrues after the commencement of any bankruptcy or insolvency proceeding with respect to any Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) on any Loan made to, or LC Obligation under, or BA Reimbursement Obligation, or any Note issued pursuant to, the Credit Agreement or any other Senior Finance Document;

                        (ii)     all fees, expenses, indemnification
        obligations, foreign currency exchange, obligations, and other amounts of whatever nature now or hereafter payable by any Credit Party (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to any Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) pursuant to the Credit Agreement, this Agreement or any other Senior Finance Document;

                        (iii) all expenses of any Finance Party as to which it has a right to reimbursement under SECTION 8.03(a) or (b) of this Agreement or under any other similar provision of any other Senior Finance Document, including, without limitation, any and all sums advanced by the U.S. Collateral Agent to preserve any Collateral or preserve its security interests in any Collateral;

                        (iv) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under SECTION 8.03(c) of this Agreement, SECTION 10.05 of the Credit Agreement or under any other similar provision of any other Senior Finance Document; and

                        (i) in the case of each Borrower and each Subsidiary Guarantor, all amounts now or hereafter payable by such Borrower or such Subsidiary Guarantor and all other obligations or liabilities now existing or hereafter arising or incurred (including, without limitation, any amounts which accrue after the commencement of any bankruptcy or insolvency proceeding with respect to any Credit Party, whether or not allowed or allowable as a claim under any bankruptcy or insolvency proceeding) on the part of the such Borrower or such Subsidiary Guarantor pursuant to the Guaranty in respect of the Credit Agreement or any other Senior Finance Document;

in each case whether now or hereafter due, owing or incurred in any manner, whether actual or contingent, whether incurred solely or jointly with any other Person and whether as principal or surety (and including all liabilities in connection with any notes, bills or other instruments accepted by any Finance Party in connection therewith, together in each case with all renewals, modifications, consolidations or extensions thereof.

                "STOCK" means:

                        (i) the shares of capital stock and other Securities described on SCHEDULE I hereto, as such Schedule may be amended, supplemented or modified from time to time (the "PLEDGED SHARES"), and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of the Pledged Shares; and

                        (ii) all additional or substitute shares of capital stock or other equity interests of any class of any issuer from time to time issued to or otherwise acquired by any Credit Party in any manner in respect of Pledged Shares or otherwise, the certificates representing such additional or substitute shares, and all dividends, interest, distributions, cash, instruments and other property, income, profits and proceeds from time to time received, receivable or otherwise made upon or distributed in respect of or in exchange for any or all of such additional or substitute shares; and

to the extent not otherwise included in the foregoing, all cash and non-cash Proceeds thereof.

                "UCC" means the Uniform Commercial Code as in effect from time to time in the State of New York; PROVIDED that if by reason of mandatory provisions of Law, the perfection, the effect of perfection or non-perfection or the priority of the Security Interests in any Collateral is governed by the Uniform Commercial Code or any other Law as in effect in a jurisdiction other than New York, "UCC" means the Uniform Commercial Code or such other Law as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                "U.S. COLLATERAL AGENT" means Deutsche Bank Trust Company Americas, in its capacity as collateral agent for the Finance Parties, and its successors or successors in such capacity.

                SECTION 1.04     TERMS GENERALLY. The definitions in SECTIONS
1.02 and 1.03 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context, shall otherwise require. Unless otherwise expressly provided herein, the word "day" means a calendar day.

                                   ARTICLE II
                             THE SECURITY INTERESTS

                SECTION 2.01 GRANT OF SECURITY INTERESTS. To secure the due and punctual payment of all Finance Obligations, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing or due or to become due, in accordance with the terms thereof and to secure the performance of all of the obligations of each Credit Party hereunder and under the other Finance Documents, each Credit Party hereby grants to the U.S. Collateral Agent for the benefit of the Finance Parties a security interest in, and each Credit Party hereby pledges and collaterally assigns to the U.S. Collateral Agent for the benefit of the Finance Parties, all of such Credit Party's right, title and interest in, to and under the following, whether now owned or existing or hereafter acquired, created or arising, whether tangible or intangible, and regardless of where located (all of which are herein collectively called the "COLLATERAL"):

                        (i)      Stock;

                        (ii)     Instruments;

                        (iii)    LLC Interests;

                        (iv)     Partnership Interests;

                        (v)      Investment Property;

                        (vi)     Financial Assets;

                        (vii)    all General Intangibles; and

                        (viii) all Proceeds of all or any of the Collateral described in CLAUSES (i) through (vi) hereof;

PROVIDED, HOWEVER, that the Collateral shall not include except as otherwise required by SECTION 6.10(d) of the Credit Agreement, shares of capital stock having voting power in excess of 65% of the voting power of all classes of capital stock of a Foreign Subsidiary of any Credit Party if, and solely to the extent that, the inclusion of such shares of capital stock hereunder would cause the undistributed earnings of such Foreign Subsidiary as determined for United States federal income tax purposes to be treated as a deemed repatriation of the earnings of such Foreign Subsidiary to such Foreign Subsidiary's United States parent for Untied States federal income tax purposes.

                SECTION 2.02 SECURITY INTERESTS ABSOLUTE. All rights of the U.S. Collateral Agent, all security interests hereunder and all obligations of each Credit Party hereunder are unconditional and absolute and independent and separate from any other security for or guaranty of the Finance Obligations, whether executed by such Credit Party, any other Credit Party or any other Person. Without limiting the generality of the foregoing, the obligations of each Credit Party hereunder shall not be released, discharged or otherwise affected or impaired by:

                        (i) any extension, renewal, settlement, compromise, acceleration, waiver or release in respect of any obligation of any other Credit Party under any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation, by operation of Law or otherwise;

                        (ii) other than pursuant to SECTION 8.05 hereof, any change in the manner, place, time or terms of payment of any Finance Obligation or any other amendment, supplement or modification to any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation;

                        (iii) any release, non-perfection or invalidity of any direct or indirect security for any Finance Obligation, any sale, exchange, surrender, realization upon, offset against or other action in respect of any direct or indirect security for any Finance Obligation or any release of any other obligor or Finance Parties in respect of any Finance Obligation;

                        (iv) any change in the existence, structure or ownership of any Credit Party, or any insolvency, bankruptcy, reorganization, arrangement, readjustment, composition, liquidation or other similar proceeding affecting any Credit Party or its assets or any resulting disallowance, release or discharge of all or any portion of any Finance Obligation;

                        (v) the existence of any claim, set-off or other right which any Credit Party may have at any time against the Borrowers, any other Credit Party, any Agent, any other Finance Party or any other Person, whether in connection herewith or any unrelated transaction; PROVIDED that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                        (vi) any invalidity or unenforceability relating to or against the Borrowers or any other Credit Party for any reason of any Finance Document or any other agreement or instrument evidencing or securing any Finance Obligation or any provision of applicable Law or regulation purporting to prohibit the payment by the Borrowers or any other Credit Party of any Finance Obligation;

                        (vii) any failure by any Finance Party: (A) to file or enforce a claim against any Credit Party or its estate (in a bankruptcy or other proceeding); (B) to give notice of the existence, creation or incurrence by any Credit Party of any new or additional indebtedness or obligation under or with respect to the Finance Obligations; (C) to commence any action against any Credit Party; (D) to disclose to any Credit Party any facts which such Finance Party may now or hereafter know with regard to any Credit Party; or (E) to proceed with due diligence in the collection, protection or realization upon any collateral securing the Finance Obligations;

                        (viii) any direction as to application of payment by the Borrowers, any other Credit Party or any other Person;

                        (ix) any subordination by any Finance Party of the payment of any Finance Obligation to the payment of any other liability (whether matured or unmatured) of any Credit Party to its creditors;

                        (x) any act or failure to act by the U.S. Collateral Agent or any other Finance Party under this Agreement or otherwise which may deprive any Credit Party of any right to subrogation, contribution or reimbursement against any other Credit Party or any right to recover full indemnity for any payments made by such Credit Party in respect of the Finance Obligations; or

                        (xi) any other act or omission to act or delay of any kind by any Credit Party or any Finance Party or any other Person or any other circumstance whatsoever which might, but for the provisions of this clause, constitute a legal or equitable discharge of any Credit Party's obligations hereunder.

                Each Credit Party has irrevocably and unconditionally delivered this Agreement to the U.S. Collateral Agent, for the benefit of the Finance Parties, and the failure by any other Person to sign this Agreement or a pledge agreement similar to this Agreement or otherwise shall not discharge the obligations of any Credit Party hereunder.

                This Agreement shall remain fully enforceable against each Credit Party irrespective of any defenses that any other Credit Party may have or assert in respect of the Finance Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury.

                SECTION 2.03 CONTINUING LIABILITY OF THE CREDIT PARTIES. The Security Interests are granted as security only and shall not subject the U.S. Collateral Agent or any Finance Party to, or transfer or in any way affect or modify, any obligation or liability of any Credit Party with respect to any of the Collateral or any transaction in connection therewith.

                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

                Each Credit Party represents and warrants that:

                SECTION 3.01 TITLE TO COLLATERAL. Such Credit Party is the legal, record and beneficial owner of, and has good and marketable title to, all of the Collateral pledged by it hereunder, free and clear of any Liens other than Permitted Liens and Liens securing indebtedness to be repaid with the proceeds of the Finance Obligations and in respect of which the Administrative Agents have received pay-off letters and instruments appropriate under local Law to effect the termination of such Liens. Other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests and Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession or control of any Person asserting any claim thereto or security interest therein, except that the U.S. Collateral Agent or its nominee, custodian or a Securities Intermediary acting on its behalf may have possession and/or control of Collateral as contemplated hereby and by the other Finance Documents.

                SECTION 3.02 VALIDITY, PERFECTION AND PRIORITY OF SECURITY INTERESTS. The Security Interests constitute valid security interests under the UCC securing the Finance Obligations. Upon Delivery of all Collateral to the U.S. Collateral Agent in accordance with the provisions hereof and filing of UCC financing statements stating that the same covers "all assets of the Debtor", "all personal property of the Debtor" or words of similar import in the offices specified in SCHEDULE V hereto, the Security Interests shall constitute perfected security interests in all right, title and interest of such Credit Party in the Collateral (subject to the requirements of Section 9-315 of the UCC with respect to any proceeds of Collateral and to the further requirement that additional steps may be necessary to perfect the Security Interests in dividends or other distributions in kind), in each case prior to all other Liens and rights of others therein except for Permitted Liens, and, to the extent control of such Collateral may be obtained pursuant to Article 8 and/or 9 of the UCC, the U.S. Collateral Agent will have control of the Collateral subject to no adverse claims of any other Person. On and as of the date hereof no registration, recordation or filing with any Governmental Authority is required in connection with the execution or delivery of this Agreement, or necessary for the validity or enforceability hereof or for the perfection of the Security Interests.

                SECTION 3.03     COLLATERAL.

                (a) SCHEDULES I, II, III AND IV hereto (as such schedules may be amended, supplemented or modified from time to time) set forth (i) the name and jurisdiction of organization of, and the ownership interest (including percentage owned and number of shares, units or other equity interests) of such Credit Party in the Shares, LLC Interests and Partnership Interests issued by each of such Credit Party's direct Subsidiaries which are required to be included in the Collateral and pledged hereunder, (ii) all other Shares, LLC Interests and Partnership Interests directly owned by such Credit Party that are required to be included in the Collateral and pledged hereunder and (iii) the issuer, date of issuance and amount of all promissory notes directly owned or held by such Credit Party that are required to be included in the Collateral and pledged hereunder. Such Credit Party holds all such Collateral directly (i.e., not through a Subsidiary, Securities Intermediary or any other Person).

                (b) All Collateral consisting of Pledged Shares, Pledged LLC Interests and Pledged Partnership Interests has been duly authorized and validly issued, is fully paid and non-assessable and is subject to no options to purchase or similar rights of any Person. Except as set forth on SCHEDULES I, III and IV hereto, (i) such Collateral constitutes 100% of the issued and outstanding shares of capital stock or other equity interests of the respective issuers thereof, (ii) no issuer of Collateral has outstanding any security convertible into or exchangeable for any shares of its capital stock or other equity interests or any warrant, option, convertible security, instrument or other interest entitling the holder thereof to acquire any such shares or any security convertible into or exchangeable for such shares, (iii) there are no voting trusts, stockholder agreements, proxies or other agreements in effect with respect to the voting or transfer of such shares of its capital stock and (iv) there are no Liens or agreements, arrangements or obligations to create or give any Lien relating to any such shares of capital stock. No Credit Party is now and or will become a party to or otherwise bound by any agreement, other than this Agreement, which restricts in any manner the rights of the U.S. Collateral Agent or any other present or future holder of any Collateral with respect thereto.

                SECTION 3.04 NO CONSENTS. No consent of any other Person (including, without limitation, any stockholder or creditor of such Credit Party or any of its Subsidiaries) and no order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any Governmental Authority is required to be obtained by such Credit Party in connection with the execution, delivery or performance of this Agreement, or in connection with the exercise of the rights and remedies of the U.S. Collateral Agent pursuant to this Agreement, except as may be required in connection with the disposition of the Collateral by Laws affecting the offering and sale of securities generally.

                                   ARTICLE IV
                                    COVENANTS

                Each Credit Party covenants and agrees that until the payment in full of all Finance Obligations and until there is no commitment by any Finance Party to make further advances, incur obligations or otherwise give value, such Credit Party will comply with the following:

                SECTION 4.01 DELIVERY OF COLLATERAL. All Collateral shall be Delivered to and held by or on behalf of the U.S. Collateral Agent pursuant hereto; PROVIDED that so long as no Event of Default shall have occurred and be continuing, and except as required by the U.S. Security Agreement, Canadian Security Agreement, Quebec Hypothec or any other Finance Document, each Credit Party may retain any Collateral (i) consisting of checks, drafts and other Instruments (other than Pledged Notes and any additional or substitute promissory notes issued to or otherwise acquired by such Credit Party in respect of Pledged Notes) received by it in the ordinary course of business or (ii) which it is otherwise entitled to receive and retain pursuant to SECTION 5.01 hereof, and the U.S. Collateral Agent shall, promptly upon request of any Credit Party, make appropriate arrangements for making any U.S. Collateral consisting of an Instrument or a Certificated Security pledged by such Credit Party available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the U.S. Collateral Agent, against trust receipt or like document). All Collateral Delivered hereunder shall be accompanied by any required transfer tax stamps. The U.S. Collateral Agent shall have the right at any time upon the request of the Required Lenders, and upon notice to any Credit Party, to cause any or all of the Collateral to be transferred of record into the name of the U.S. Collateral Agent or its nominee. Each Credit Party will promptly give the U.S. Collateral Agent copies of any notices or other communications received by it with respect to Collateral registered in the name of such Credit Party, and the U.S. Collateral Agent will promptly give each Credit Party copies of any notices and communications received by the U.S. Collateral Agent with respect to Collateral registered in the name of the U.S. Collateral Agent or its nominee or custodian.

                SECTION 4.02 DELIVERY OF PERFECTION CERTIFICATE; FILING OF FINANCING STATEMENTS AND DELIVERY OF SEARCH REPORTS. Not less than five Business Days prior to the Closing Date, such Credit Party shall deliver its Perfection Certificate to the U.S. Collateral Agent and shall cause all filings and recordings and other actions specified in SCHEDULE V hereto to have been completed. The information set forth in the Perfection Certificate shall be correct and complete as of the Closing Date.

                SECTION 4.03 CHANGE OF NAME, IDENTITY, STRUCTURE OR LOCATION; SUBJECTION TO OTHER SECURITY AGREEMENTS. Except pursuant to Asset Dispositions permitted by the Credit Agreement, such Credit Party will not change the location of any Collateral or its name, identity, structure or location (determined as provided in Section 9-307 of the UCC) in any manner, and shall not become bound, as provided in Section 9-203(d) of the UCC, by a security agreement entered into by another Person, in each case unless it shall have given the U.S. Collateral Agent not less than 30 days' prior notice thereof. Except pursuant to Asset Dispositions permitted by the Credit Agreement, such Credit Party shall not in any event change the location of any Collateral or its name, identity, structure or location (determined as provided in Section 9-307 of the UCC), or become bound, as provided in Section 9-203(d) of the UCC, by a security agreement entered into by another Person, if such change would cause the Security Interests in any Collateral to lapse or cease to be perfected unless such Credit Party has taken on or before the date of lapse all actions necessary to ensure that the Security Interests in the Collateral do not lapse or cease to be perfected.

                SECTION 4.04 FURTHER ACTIONS. Such Credit Party will, from time to time at its expense and in such manner and form as the U.S. Collateral Agent may reasonably request, execute, deliver, file and record any financing statement, specific assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, any filings of financing or continuation statements under the UCC) that from time to time may be necessary or advisable, or that the U.S. Collateral Agent may reasonably request, in order to create, preserve, perfect, confirm or validate the Security Interests or to enable the U.S. Collateral Agent and the Finance Parties to obtain the full benefit of this Agreement or to exercise and enforce any of its rights, powers and remedies created hereunder or under applicable Law with respect to any of the Collateral. To the extent permitted by applicable Law, such Credit Party hereby authorizes the U.S. Collateral Agent to file, in the name of such Credit Party or otherwise and without the signature or other separate authorization or authentication of such Credit Party appearing thereon, such UCC financing statements, continuation statements or other financing statements as the U.S. Collateral Agent in its sole discretion may deem necessary or appropriate to further perfect or maintain the perfection of the Security Interests. Such Credit Party agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Credit Parties shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

                SECTION 4.05 DISPOSITION OF COLLATERAL. Such Credit Party will not sell, exchange, assign or otherwise dispose of, or grant any option with respect to, any Collateral or create or suffer to exist any Lien (other than the Security Interests and Permitted Liens) on any Collateral except that, subject to the rights of the U.S. Collateral Agent and the Finance Parties hereunder if a Default or an Event of Default shall have occurred and be continuing, such Credit Party may sell, exchange, assign or otherwise dispose of, or grant options with respect to, Collateral to the extent expressly permitted by the Credit Agreement whereupon, in the case of any such disposition, the Security Interests created hereby in such item (but not in any Proceeds arising from such disposition) shall cease immediately without any further action on the part of the U.S. Collateral Agent.

                SECTION 4.06 ADDITIONAL COLLATERAL. Such Credit Party will cause each issuer of the Collateral not to issue any stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments in addition to or in substitution for the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and Pledged Notes issued by such issuer, except to such Credit Party and, in the event that any issuer of Collateral at any time issues any additional or substitute stock, other securities, limited liability company membership interests, partnership interests, promissory notes or other instruments to such Credit Party, such Credit Party will immediately Deliver all such items to the U.S. Collateral Agent to hold as Collateral hereunder and will promptly thereafter deliver to the U.S. Collateral Agent a certificate executed by an authorized officer of such

Credit Party describing such Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and/or Pledged Notes, attaching such supplements to SCHEDULES I THROUGH V hereto as are necessary to cause such Schedules to be complete and accurate at such time and certifying that such Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and/or Pledged Notes have been duly pledged with the U.S. Collateral Agent hereunder.

                SECTION 4.07 INFORMATION REGARDING COLLATERAL. Such Credit Party will, promptly upon request, provide to the U.S. Collateral Agent all information and evidence it may reasonably request concerning the Collateral to enable the U.S. Collateral Agent to enforce the provisions of this Agreement.

                                    ARTICLE V
                       DISTRIBUTIONS ON COLLATERAL; VOTING

                SECTION 5.01     RIGHT TO RECEIVE DISTRIBUTIONS ON COLLATERAL;
VOTING.

                (a) So long as no Event of Default shall have occurred and be continuing:

                        (i) Each Credit Party shall be entitled to exercise any and all voting, management, administration and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement and the other Finance Documents; PROVIDED, HOWEVER, that each Credit Party shall give the U.S. Collateral Agent at least five days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right, and no Credit Party shall exercise or refrain from exercising any such right if, in the U.S. Collateral Agent's judgment, such action would violate or be inconsistent with any of the terms of this Agreement, any other Finance Document or any Derivatives Agreement, or would have the effect of impairing the position or interests of the U.S. Collateral Agent or any other Finance Party hereunder or thereunder.

                        (ii) Each Credit Party shall be entitled to receive and retain any and all dividends, interest, distributions, cash, instruments and other payments and distributions made upon or in respect of the Collateral; PROVIDED, HOWEVER, that any and all:

                                 (A)   dividends, interest and other payments
                and distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Collateral;

                                 (B)   dividends and other payments and
                distributions paid or payable in cash in respect of any Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus;

                                 (C)   additional stock, other securities,
                limited liability company membership interests, partnership interests, promissory notes or other instruments or property paid or distributed in respect of any Pledged Shares, Pledged LLC Interests or Pledged Partnership Interests by way of share-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement;

                                 (D)   all other or additional stock, other
                securities, limited liability company membership interests, partnership interests, promissory notes or other instruments or property which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of shares, conveyance of assets, liquidation or similar reorganization; and

                                 (E)   cash paid, payable or otherwise
                distributed in respect of principal of, in redemption of, or in exchange for, any Collateral;

        shall be forthwith (i) Delivered to the U.S. Collateral Agent or its nominee or custodian to hold as Collateral hereunder or (ii) in the case of any amount referred to in this SECTION 5.01(a)(ii) paid or distributed in cash, forthwith deposited in a Deposit Account maintained with the U.S. Collateral Agent or with respect to which an effective Account Control Agreement as contemplated by SECTION 4.14 of the U.S. Security Agreement has been delivered to the U.S. Collateral Agent and shall, if received by any Credit Party, be received in trust for the benefit of the U.S. Collateral Agent and the Finance Parties, be segregated from the other property or funds of such Credit Party and be forthwith Delivered, in the same form as so received, to the U.S. Collateral Agent or its nominee or custodian to hold as Collateral or deposited in a Deposit Account as contemplated by CLAUSE (ii) above.

                        (iii) The U.S. Collateral Agent shall, upon receiving a written request from any Credit Party accompanied by a certificate signed by an authorized officer of such Credit Party stating that no Default or Event of Default has occurred and is continuing, execute and deliver (or cause to be executed and delivered) to such Credit Party or as specified in such request all proxies, powers of attorney, consents, ratifications and waivers and other instruments as such Credit Party may reasonably request for the purpose of enabling such Credit Party to exercise the voting and other rights which it is entitled to exercise pursuant to PARAGRAPH (i) above and to receive the dividends, interest, distributions, cash, instruments or other payments or distributions which it is authorized to receive and retain pursuant to PARAGRAPH (ii) above in respect of any of the Collateral which is registered in the name of the U.S. Collateral Agent or its nominee.

                (b) Upon the occurrence and during the continuance of an Event of Default:

                        (i) All rights of each Credit Party to receive the dividends, interest, distributions, cash, instruments and other payments and distributions which it would otherwise be authorized to receive and retain pursuant to SECTION 5.01(a)(ii) shall cease, and all such rights shall thereupon become vested in the U.S. Collateral Agent, which shall thereupon have the sole right to receive and hold as Collateral such dividends, interest, distributions, cash, instruments and other payments and distributions.

                        (ii) All dividends, interest, distributions, cash, instruments and other payments and distributions which are received by any Credit Party contrary to the provisions of paragraph (i) of this
        SECTION 5.01(b) shall be received in trust for the benefit of the U.S. Collateral Agent and the Finance Parties, shall be segregated from other property or funds of such Credit Party and shall be forthwith Delivered, in the same form as so received to the U.S. Collateral Agent or its nominee or custodian to hold as Collateral.

                (c) Upon the occurrence and during the continuance of an Event of Default, all rights of such Credit Party to exercise the voting, management, administration and other consensual rights which it would otherwise be entitled to exercise pursuant to SECTION 5.01(a)(i) shall cease, all such rights shall thereupon become vested in the U.S. Collateral Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights, and such Credit Party shall take all actions as may be necessary or appropriate to effect such right of the U.S. Collateral Agent.

                                   ARTICLE VI
                           GENERAL AUTHORITY; REMEDIES

                SECTION 6.01 GENERAL AUTHORITY. Each Credit Party hereby irrevocably appoints the U.S. Collateral Agent and any officer or agent duly appointed by the U.S. Collateral Agent as its true and lawful attorney-in-fact, with full power of substitution, in the name of such Credit Party, the U.S. Collateral Agent, the Finance Parties or otherwise, for the sole use and benefit of the U.S. Collateral Agent and the Finance Parties, but at such Credit Party's expense, to the extent permitted by Law, to exercise at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until the Finance Obligations are paid in full and until there is no commitment by any Finance Party to make further advances, incur obligations or otherwise give value:

                        (i) to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement;

                        (ii) to receive, take, indorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non-negotiable Instruments taken or received by such Credit Party as, or in connection with, the Collateral;

                        (iii) to accelerate any Pledged Note which may be accelerated in accordance with its terms, and to otherwise demand, sue for, collect, receive and give acquittance for any and all monies due or to become due on or by virtue of any Collateral;

                        (iv) to commence, settle, compromise, compound, prosecute, defend or adjust any claim, suit, action or proceeding with respect to, or in connection with, the Collateral;

                        (v) to sell, transfer, assign or otherwise deal in or with the Collateral or the Proceeds or avails thereof, as fully and effectually as if the U.S. Collateral Agent were the absolute owner thereof;

                        (vi) to extend the time of payment of any or all of the Collateral and to make any allowance and other adjustments with respect thereto;

                        (vii) to vote all or any part of the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and/or Pledged Notes (whether or not transferred into the name of the U.S. Collateral Agent) and give all consents, waivers and ratifications in respect of the Collateral; and

                        (viii) to do, at its option, but at the expense of such Credit Party, at any time or from time to time, all acts and things which the U.S. Collateral Agent reasonably deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

                SECTION 6.02     REMEDIES UPON EVENT OF DEFAULT.

                (a) If any Event of Default has occurred and is continuing, the U.S. Collateral Agent may, in addition to all other rights and remedies granted to it in this Agreement and in any other agreement securing, evidencing or relating to the Finance Obligations: (i) exercise on behalf of the Finance Parties all rights and remedies of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, (ii) without demand of performance or other demand or notice of any kind (except as herein provided or as may be required by mandatory provisions of Law) to or upon any Credit Party or any other Person (all of which demands and/or notices are hereby waived by each Credit Party), (A) apply all cash, if any, then held by it as Collateral as specified in SECTION 6.07 and (B) if there shall be no such cash or if such cash shall be insufficient to pay all the Finance Obligations in full or cannot be so applied for any reason or if the U.S. Collateral Agent determines to do so, collect, receive, appropriate and realize upon the Collateral and/or sell, assign, give an option or options to purchase or otherwise dispose of and deliver the Collateral (or contract to do so) or any part thereof in one or more parcels (which need not be in round lots) at public or private sale or at broker's board or on any securities exchange, at any office of the U.S. Collateral Agent or elsewhere in such manner as is commercially reasonable and as the U.S. Collateral Agent may deem best, for cash, on credit or for future delivery, without assumption of any credit risk and at such price or prices as the U.S. Collateral Agent may deem satisfactory.

                (b) The U.S. Collateral Agent shall give each Credit Party not less than 10 days' prior notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which threatens to decline speedily in value or is of a type customarily sold on a recognized market. Any such notice shall (i) in the case of a public sale, state the time and place fixed for such sale, (ii) in the case of a sale at a broker's board or on a securities exchange, state the board or exchange at which such sale is to be made and the day on which the Collateral, or the portion thereof being sold, will first be offered for sale, (iii) in the case of a private sale, state the day after which such sale may be consummated, (iv) contain the information specified in Section 9-613 of the UCC, (v) be authenticated and (vi) be sent to the parties required to be notified pursuant to Section 9-611(c) of the UCC; PROVIDED that, if the U.S. Collateral Agent fails to comply with this sentence in any respect, its liability for such failure shall be limited to the liability (if any) imposed on it as a matter of Law under the UCC. The Collateral Agent and each Credit Party agree that such notice constitutes reasonable notification within the meaning of Section 9-611 of the UCC. Except as otherwise provided herein, each Credit Party hereby waives, to the extent permitted by applicable Law, notice and judicial hearing in connection with the U.S. Collateral Agent's taking possession or disposition of any of the Collateral.

                (c) The U.S. Collateral Agent or any Finance Party may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale). Each Credit Party will execute and deliver such documents and take such other action as the U.S. Collateral Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with Law. Upon any such sale, the U.S. Collateral Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely and free from any claim or right of whatsoever kind. Any such public sale shall be held at such time or times within ordinary bankers hours and at such place or places as the U.S. Collateral Agent may fix in the notice of such sale. At any such sale, the Collateral may be sold in one lot as an entirety or in separate parcels, as the U.S. Collateral Agent may determine. The U.S. Collateral Agent shall not be obligated to make any such sale pursuant to any such notice. The U.S. Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned without further notice. In the case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the U.S. Collateral Agent until the selling price is paid by the purchaser thereof, but the U.S. Collateral Agent shall not incur any liability in the case of the failure of such purchaser to take up and pay for the Collateral so sold and, in the case of any such failure, such Collateral may again be sold upon like notice.

                SECTION 6.03     SECURITIES ACT; REGISTRATION RIGHTS.

                (a) SECURITIES ACT. In view of the position of the Credit Parties in relation to the Collateral, or because of other present or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute in effect in Canada or hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being herein called the "SECURITIES LAWS") with respect to any disposition of the Collateral permitted hereunder. Each Credit Party understands that compliance with the Securities Laws might very strictly limit the course of conduct of the U.S. Collateral Agent if the U.S. Collateral Agent were to attempt to dispose of all or any part of the Collateral, and might also limit the extent to which or the manner in which any subsequent transferee of any Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the U.S. Collateral Agent in any attempt to dispose of all or part of the Collateral under applicable Blue Sky or other state securities Laws or similar Laws analogous in purpose or effect. Without limiting the generality of the foregoing, the provisions of this SECTION 6.03 would apply if, for example, the U.S. Collateral Agent were to place all or any part of the Collateral for private placement by an investment banking firm, or if such investment banking firm purchased all or any part of the Collateral for its own account, or if the U.S. Collateral Agent placed all or any part of the Collateral privately with a purchaser or purchasers.

                Accordingly, each Credit Party expressly agrees that the U.S. Collateral Agent is authorized, in connection with any sale of any Collateral, if it deems it advisable so to do, (i) to restrict the prospective bidders on or purchasers of any of the Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Collateral, (ii) to cause to be placed on certificates for any or all of the Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under any Securities Law and may not be disposed of in violation of the provision of said Act and (iii) to impose such other limitations or conditions in connection with any such sale as the U.S. Collateral Agent deems necessary or advisable in order to comply with any Law. Each Credit Party covenants and agrees that it will execute and deliver such documents and take such other action as the U.S. Collateral Agent reasonably deems necessary or advisable in order that any such sale may be made in compliance with any Securities Law and all other applicable Laws. Each Credit Party acknowledges and agrees that such limitations may result in prices and other terms less favorable to the seller than if such limitations were not imposed, and, notwithstanding such limitations, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner, it being the agreement of the Credit Parties and the U.S. Collateral Agent that the provisions of this SECTION 6.03 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the U.S. Collateral Agent sells the Collateral. Except as required by applicable Law, the U.S. Collateral Agent shall be under no obligation to delay a sale of any Collateral for a period of time necessary to permit the issuer of any securities contained therein to register such securities under the Securities Laws, or under applicable state securities Laws, even if the issuer would agree to do so. Furthermore, each Credit Party acknowledges that it is aware that Section 9-610 of the UCC provides that the U.S. Collateral Agent or a Finance Party may purchase Collateral if it is sold at a public sale. Each Credit Party also acknowledges that it is aware that staff personnel of the United States Securities and Exchange Commission have, over a period of years, issued various No-Action Letters that describe procedures which, in the view of the SEC staff, permit a foreclosure sale of securities to occur in a manner that is public for purposes of Part 6 of Article 9 of the UCC, yet not public for purposes of Section 4(2) of the Securities Act. Each Credit Party is also aware that the U.S. Collateral Agent or one or more Finance Parties may wish to purchase Collateral that is sold at a foreclosure sale, and such Credit Party believes that such purchases would be appropriate in circumstances in which the Collateral Securities are sold in conformity with the principles set forth in the No-Action Letters. Accordingly, each Credit Party specifically agrees that a foreclosure sale conducted in conformity with the principles set forth in the No-Action Letters: (i) shall be considered to be a "public" sale for purposes of Section 9-610 of the UCC; (ii) will be considered commercially reasonable notwithstanding that the U.S. Collateral Agent or other Finance Party has not registered or sought to register the Collateral under the Securities Laws, even if one or more Credit Parties agrees to pay all costs of the registration process; and (iii) shall be considered to be commercially reasonable notwithstanding that the U.S. Collateral Agent or one or more other Finance Parties purchases Collateral at such a sale.

                (b) REGISTRATION RIGHTS. If the U.S. Collateral Agent shall determine to exercise its right to sell all or any of the Collateral and if in the opinion of counsel for the U.S. Collateral Agent it is necessary, or if in the opinion of the U.S. Collateral Agent it is advisable, to have all or any of the securities included in the Collateral or the portion thereof to be sold registered under the provisions of any Securities Laws, each Credit Party agrees, at its own expense (including, without limitation, expenses relating to brokers commissions), (i) to execute and deliver, and to use its commercially reasonable efforts to cause each corporation whose securities are to be sold and their respective directors and officers to execute and deliver, all such instruments and documents, and to do or cause to be done all other such acts and things, as may be necessary or, in the opinion of the U.S. Collateral Agent, advisable to register such securities under the provisions of the Securities Laws and to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by Law to be furnished, and to make or cause to be made all amendments and supplements thereto and to the related prospectus which, in the opinion of the U.S. Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Laws and the rules and regulations of all applicable Securities Commissions, (ii) to use its best efforts to cause the corporation whose securities are to be sold to agree to prepare, and to make available to its security holders as soon as practicable, an earnings statement (which need not be audited) covering the period of at least 12 months beginning with the first month after the effective date of any such registration statement, which earning statement will satisfy the provisions of Section 11(a) of the Securities Act of 1933 or of any other similar provision of applicable Securities Laws, (iii) to use its commercially reasonable efforts to qualify such securities under state Blue Sky or securities Laws and to obtain the approval of any Governmental Authorities for the sale of such securities as requested by the U.S. Collateral Agent and (iv) at the request of the U.S. Collateral Agent, to indemnify and hold harmless the U.S. Collateral Agent and any underwriters (and any person controlling any of the foregoing) from and against any loss, liability, claim, damage and expense (and reasonable counsel fees incurred in connection therewith) under the Securities Act of 1933 or otherwise insofar as such loss, liability, claim, damage or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in such registration statement or prospectus or in any preliminary prospectus or any amendment or supplement thereto, or arises out of or is based upon any omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, such indemnification to remain operative regardless of any investigation made by or on behalf of the U.S. Collateral Agent or any underwriters (or any person controlling any of the foregoing); PROVIDED that no Credit Party shall be liable in any case to the extent that any such loss, liability, claim, damage or expense arises out of or is based on an untrue statement or alleged untrue statement or an omission or an alleged omission made in reliance upon and in conformity with written information furnished to such Credit Party by the U.S. Collateral Agent or any underwriter expressly for use in such registration statement or prospectus.

                SECTION 6.04     OTHER RIGHTS OF THE U.S. COLLATERAL AGENT.

                (a) If any Event of Default has occurred and is continuing, the U.S. Collateral Agent, instead of exercising the power of sale conferred upon it pursuant to SECTION 6.02, may proceed by a suit or suits at Law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction, and may in addition institute and maintain such suits and proceedings as the U.S. Collateral Agent may deem appropriate to protect and enforce the rights vested in it by this Agreement.

                (b) If any Event of Default has occurred and is continuing, the U.S. Collateral Agent shall, to the extent permitted by applicable Law, without notice to any Credit Party or any party claiming through any Credit Party, without regard to the solvency or insolvency at such time of any Person then liable for the payment of any of the Finance Obligations, without regard to the then value of the Collateral and without requiring any bond from any complainant in such proceedings, be entitled as a matter of right to the appointment of a receiver or receivers (who may be the U.S. Collateral Agent) of the Collateral or any part thereof, and of the profits, revenues and other income thereof, pending such proceedings, with such powers as the court making such appointment shall confer, and to the entry of an order directing that the profits, revenues and other income of the property constituting the whole or any part of the Collateral be segregated, sequestered and impounded for the benefit of the U.S. Collateral Agent and the Finance Parties, and each Credit Party irrevocably consents to the appointment of such receiver or receivers and to the entry of such order.

                SECTION 6.05 LIMITATION ON DUTY OF U.S. COLLATERAL AGENT IN RESPECT OF COLLATERAL. Beyond the exercise of reasonable care in the custody thereof, neither the U.S. Collateral Agent nor any Finance Party shall have any duty to exercise any rights or take any steps to preserve the rights of any Credit Party in the Collateral in its or their possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto, nor shall the U.S. Collateral Agent or any Finance Party be liable to any Credit Party or any other Person for failure to meet any obligation imposed by Section 9-207 of the UCC or any successor provision. Each Credit Party agrees that the U.S. Collateral Agent shall at no time be required to, nor shall the U.S. Collateral Agent be liable to any Credit Party for any failure to, account separately to any Credit Party for amounts received or applied by the U.S. Collateral Agent from time to time in respect of the Collateral pursuant to the terms of this Agreement. Without limiting the foregoing, the U.S. Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession or control if the Collateral is accorded treatment substantially equal to that which the U.S. Collateral Agent accords its own property, and (i) shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any agent or bailee selected by the U.S. Collateral Agent in good faith or (ii) shall not have any duty or responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the U.S. Collateral Agent has or is deemed to have knowledge of such matters.

                SECTION 6.06     WAIVER AND ESTOPPEL.

                (a) Each Credit Party agrees, to the extent it may lawfully do so, that it will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, moratorium, turnover or redemption Law, or any Law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force which may delay, prevent or otherwise affect the performance or enforcement of this Agreement, and each Credit Party hereby waives all benefit or advantage of all such Laws. Each Credit Party covenants that it will not hinder, delay or impede the execution of any power granted to the U.S. Collateral Agent, the Administrative Agents or any other Finance Party in any Finance Document.

                (b) Each Credit Party, to the extent it may lawfully do so, on behalf of itself and all who claim through or under it, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waives and releases all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or pursuant to judicial proceedings or under any foreclosure or any enforcement of this Agreement, and consents and agrees that all of the Collateral may at any such sale be offered and sold as an entirety.

                (c) Each Credit Party waives, to the extent permitted by Law, presentment, demand, protest and any notice of any kind (except the notices expressly required hereunder or in the other Finance Documents) in connection with this Agreement and any action taken by the U.S. Collateral Agent with respect to the Collateral.

                SECTION 6.07     APPLICATION OF PROCEEDS.

                (a) PRIORITY OF DISTRIBUTIONS. The proceeds of any sale of, or other realization upon, all or any part of the Collateral (including any proceeds received and held pursuant to SECTION 5.01) and any cash held by the U.S. Collateral Agent or its nominee or custodian hereunder shall be applied as provided in SECTION 8.03 of the Credit Agreement. The U.S. Collateral Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

                (b) DISTRIBUTIONS WITH RESPECT TO LETTERS OF CREDIT AND BANKERS' ACCEPTANCES. Each of the Credit Parties and the Finance Parties agrees and acknowledges that if (after all outstanding Loans, LC obligations and BA Reimbursement Obligations have been paid in full) the Lenders are to receive a distribution on account of undrawn amounts with respect to Letters of Credit issued (or deemed issued) or Bankers' Acceptances issued under the Credit Agreement, such amounts shall be deposited in the applicable LC Cash Collateral Account (in the case of Letters of Credit), or the relevant cash collateral account established pursuant to SECTION 2.06(k) of the Credit Agreement (the "BA CASH COLLATERAL ACCOUNT") (in the case of Bankers' Acceptances), as cash security for the repayment of Finance Obligations owing to the Lenders as such. Upon termination of all outstanding Letters of Credit and Bankers' Acceptances, all of such cash security shall be applied to the remaining Finance Obligations of the Lenders. If there remains any excess cash security, such excess cash shall be withdrawn by the U.S. Collateral Agent or by the Canadian Collateral Agent, as the case may be, from the U.S. LC Cash Collateral Account or the Canadian LC Cash Collateral Account, respectively, or by the Canadian Collateral Agent from the BA Cash Collateral Account, and distributed in accordance with
SECTION 6.07(a) hereof.

                (c) RELIANCE BY U.S. COLLATERAL AGENT. For purposes of applying payments received in accordance with this SECTION 6.07, the U.S. Collateral Agent shall be entitled to rely upon (i) the relevant Administrative Agent under the Credit Agreement and (ii) the authorized representative (the "REPRESENTATIVE") for the Derivatives Creditors for a determination (which the relevant Administrative Agent, each Representative for any Derivatives Creditor and the Finance Parties agree (or shall agree) to provide upon request of the U.S. Collateral Agent) of the outstanding Senior Obligations, and Derivatives Obligations owed to the Finance Parties, and shall have no liability to any Credit Party or any other Finance Party for actions taken in reliance on such information except in the case of its gross negligence or willful misconduct. Unless it has actual knowledge (including by way of written notice from a Derivatives Creditor) to the contrary, the U.S. Collateral Agent, in acting hereunder, shall be entitled to assume that no Derivatives Agreements are in existence. All distributions made by the U.S. Collateral Agent pursuant to this Section shall be presumptively correct (except in the event of manifest error), and the U.S. Collateral Agent shall have no duty to inquire as to the application by the Finance Parties of any amounts distributed to them.

                (d) DEFICIENCIES. It is understood that the Credit Parties shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the amount of the Finance Obligations.

                                   ARTICLE VII
                            THE U.S. COLLATERAL AGENT

                SECTION 7.01 CONCERNING THE U.S. COLLATERAL AGENT. The provisions of ARTICLE IX of the Credit Agreement shall inure to the benefit of the U.S. Collateral Agent in respect of this Agreement and shall be binding upon all Credit Parties and all Finance Parties and upon the parties hereto in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the U.S. Collateral Agent therein set forth:

                        (i) The U.S. Collateral Agent is authorized to take all such actions as are provided to be taken by it as U.S. Collateral Agent hereunder and all other action reasonably incidental thereto. As to any matters not expressly provided for herein (including, without limitation, the timing and methods of realization upon the Collateral), the U.S. Collateral Agent shall act or refrain from acting in accordance with written instructions from the Required Lenders or, in the absence of such instructions or provisions, in accordance with its discretion.

                        (ii) The U.S. Collateral Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of Law or by reason of any action or omission to act on its part hereunder unless such action or omission constitutes gross negligence or willful misconduct. The U.S. Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Credit Party.

                SECTION 7.02 APPOINTMENT OF CO-COLLATERAL AGENT. At any time or times, in order to comply with any legal requirement in any jurisdiction, the U.S. Collateral Agent may appoint another bank or trust company or one or more other persons, either to act as co-agent or co-agents, jointly with the U.S. Collateral Agent, or to act as separate agent or agents on behalf of the Finance Parties with such power and authority as may be necessary for the effectual operation of the provisions hereof and may be specified in the instrument of appointment (which may, in the discretion of the U.S. Collateral Agent, include provisions for the protection of such co-agent or separate agent similar to the provisions of SECTION 7.01).

                SECTION 7.03 APPOINTMENT OF SUB-AGENTS. The U.S. Collateral Agent shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Pledged Shares, Pledged LLC Interests, Pledged Partnership Interests and Pledged Notes, which may be held (in the discretion of the U.S. Collateral Agent) in the name of the relevant Credit Party, indorsed or assigned in blank or in favor of the U.S. Collateral Agent or any nominee or custodian of the U.S. Collateral Agent or a sub-agent appointed by the U.S. Collateral Agent.

                                  ARTICLE VIII
                                  MISCELLANEOUS

                SECTION 8.01 NOTICES. (a) Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission) and mailed, faxed or delivered, to the address, facsimile number or (subject to SUBSECTION (b) below) electronic mail address specified for notices: (i) in the case of any Subsidiary Guarantor, as set forth in SECTION 5.01 of the Guaranty; (ii) in the case of the Borrowers, the Administrative Agents or any Lender, as specified in or pursuant to SECTION 10.01 of the Credit Agreement; (iii) in the case of the U.S. Collateral Agent, as set forth in the signature pages hereto; (iv) in the case of any Derivatives Creditor as set forth in any applicable Derivatives Agreement; or (v) in the case of any party, at such other address as shall be designated by such party in a notice to the U.S. Collateral Agent and each other party hereto. All such notices and other communications shall be deemed to be given or made upon the earlier to occur of: (i) actual receipt by the intended recipient and (ii)(A) if delivered by hand or by courier, when signed for by the intended recipient; (B) if delivered by mail, four Business Days after deposit in the mails, postage prepaid; (C) if delivered by facsimile transmission, when sent and receipt has been confirmed by telephone; and (D) if delivered by electronic mail (which form of delivery is subject to the provisions of SUBSECTION (b) below), when delivered. Rejection or refusal to accept, or the inability to deliver because of a changed address of which no notice was given, shall not affect the validity of notice given in accordance with this Section.

                (b) Except as expressly provided herein or as may be agreed by the Administrative Agents in their sole discretion, electronic mail and internet and intranet websites may be used only to distribute routine communications, such as financial statements and other information, and to distribute Finance Documents for execution by the parties thereto, to distribute executed Finance Documents in Adobe PDF format and may not be used for any other purpose.

                SECTION 8.02 NO WAIVERS; NON-EXCLUSIVE REMEDIES. No failure or delay on the part of the U.S. Collateral Agent or any Finance Party to exercise, no course of dealing with respect to, and no delay in exercising, any right, power or privilege under this Agreement or any other Finance Document or any other document or agreement contemplated hereby or thereby and no course of dealing between the U.S. Collateral Agent or any Finance Party and any of the Credit Parties shall operate as a waiver thereof nor shall any single or partial exercise of any such right, power or privilege hereunder or under any Finance Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights and remedies provided herein and in the other Finance Documents are cumulative and are not exclusive of any other remedies provided by Law. Without limiting the foregoing, nothing in this Agreement shall impair the right of any Finance Party to exercise any right of set-off or counterclaim it may have and to apply the amount subject to such exercise to the payment of indebtedness of any Credit Party other than its indebtedness under the Finance Documents. Each Credit Party agrees, to the fullest extent it may effectively do so under applicable Law, that any holder of a participation in a Finance Obligation, whether or not acquired pursuant to the terms of any applicable Finance Document, may exercise rights of set-off or counterclaim or other rights with respect to such participation as fully as if such holder of a participation were a direct creditor of the Credit Party in the amount of such participation.

                SECTION 8.03 COMPENSATION AND EXPENSES OF THE U.S. COLLATERAL AGENT; INDEMNIFICATION.

                (a) EXPENSES. The Credit Parties, jointly and severally, agree (i) to pay or reimburse the U.S. Collateral Agent for all out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this Agreement and any amendment, waiver, consent or other modification of the provisions hereof (whether or not the transactions contemplated hereby are consummated), and the consummation of the transactions contemplated hereby, including all fees, disbursements and other charges of Fried, Frank, Harris, Shriver & Jacobson LLP, counsel for the U.S. Collateral Agent and McCarthy Tetrault LLP, the Canadian counsel for the U.S. Collateral Agent, (ii) to pay or reimburse the U.S. Collateral Agent and the other Finance Parties for all taxes which the U.S. Collateral Agent or any Finance Party may be required to pay by reason of the security interests granted in the Collateral (including any applicable transfer taxes) or to free any of the Collateral from the lien thereof and (iii) to pay or reimburse each Agent, any Representative of one or more Derivatives Creditors and each other Finance Party for all reasonable costs and expenses incurred in connection with the enforcement, attempted enforcement or preservation of any rights and remedies under this Agreement (including all such costs and expenses incurred during any "workout" or restructuring in respect of the

Finance Obligations and during any legal proceeding, including any proceeding under any bankruptcy or insolvency proceeding), including all reasonable fees and disbursements of counsel (including the allocated charges of internal counsel). The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto, and other out-of-pocket expenses incurred by any Agent and the costs of independent public accountants and other outside experts retained by or on behalf of the Agents and the Finance Parties. The agreements in this SECTION 8.03(a) shall survive the termination of the Commitments and Derivatives Agreements and repayment of all Finance Obligations.

                (b) PROTECTION OF COLLATERAL. If any Credit Party fails to comply with the provisions of any Finance Document, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the U.S. Collateral Agent may, but shall not be required to, effect such compliance on behalf of such Credit Party, and the Credit Parties shall reimburse the U.S. Collateral Agent for the costs thereof on demand. Any and all excise, property, sales and use taxes imposed by any state, federal, provincial or local authority on any of the Collateral, or in respect of periodic appraisals of the Collateral (as permitted by the Credit Agreement), or in respect of the sale or other disposition thereof shall be borne and paid by the Credit Parties. If any Credit Party fails to promptly pay any portion thereof when due, the U.S. Collateral Agent may, at its option, but shall not be required to, pay the same and charge the Credit Parties' account therefor, and the Credit Parties agree to reimburse the U.S. Collateral Agent therefor on demand. All sums so paid or incurred by the U.S. Collateral Agent for any of the foregoing and any and all other sums for which any Credit Party may become liable hereunder and all costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the U.S. Collateral Agent or any Finance Party in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to Revolving Base Rate Loans plus 2%, be additional Finance Obligations hereunder.

                (c) INDEMNIFICATION. Whether or not the transactions contemplated hereby or by the other Finance Documents are consummated, each Credit Party, jointly and severally, agrees to indemnify, save and hold harmless each Indemnitee from and against: (i) any and all claims, demands, actions or causes of action that may at any time (including at any time following repayment of the Finance Obligations and the resignation or removal of any Agent or Representative or the replacement of any Lender) be asserted or imposed against any Indemnitee, arising out of or in any way relating to or arising out of the ownership, purchasing, delivery, control, acceptance, financing, possession, sale, return or other disposition of the Collateral, the violation of the Laws of any country, state or other governmental body or unit, or any tort or contract claim; (ii) any administrative or investigative proceeding by any Governmental Authority arising out of or related to a claim, demand, action or cause of action described in CLAUSE (i) above; and (iii) any and all liabilities (including liabilities under indemnities), losses, costs or expenses (including fees and disbursements of counsel) that any Indemnitee suffers or incurs as a result of the assertion of any foregoing claim, demand, action or cause of action or proceeding, or as a result of the preparation of any defense in connection with any foregoing claim, demand, action or cause of action or proceeding, in all cases, and whether or not an Indemnitee is a party to such claim, demand, action or cause of action, or proceeding; PROVIDED that no Indemnitee shall be entitled to indemnification for any claim to the extent such claim is determined by a court of competent jurisdiction in a final non-appealable judgment to have been caused by its own gross negligence or willful misconduct. In the case of an investigation, litigation or other proceeding to which the indemnity in this SECTION 8.03(b) applies, such indemnity shall be effective whether or not such investigation, litigation or proceeding is brought by any Credit Party, its directors, shareholders or creditors or an Indemnitee or any other Person or any Indemnitee is otherwise a party thereto and whether or not the transactions contemplated hereby are consummated. Without prejudice to the survival of any other agreement of the Credit Parties hereunder and under the other Finance Documents, the agreements and obligations of the Credit Parties contained in this SECTION 8.03(b) shall survive the repayment of the Loans, LC Obligations, BA Reimbursement Obligations and other obligations under the Finance Documents and the termination of the Commitments. Any amounts paid by any Indemnitee as to which such Indemnitee has a right to reimbursement hereunder shall constitute Finance Obligations.

                (d) CONTRIBUTION. If and to the extent that the obligations of any Credit Party under this SECTION 8.03 are unenforceable for any reason, each Credit Party hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable Law.

                SECTION 8.04 ENFORCEMENT. The Finance Parties agree that this Agreement may be enforced only by the action of the U.S. Collateral Agent, acting upon the instructions of the Required Lenders (or, after the date on which all Senior Obligations have been paid in full and all Commitments with respect thereto terminated, the holders of at least 51% of the outstanding Derivatives Obligations) and that no other Finance Party shall have any right individually to seek to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the U.S. Collateral Agent or the holders of at least 51% of the outstanding Derivatives Obligations, as the case may be, for the benefit of the Finance Parties upon the terms of this Agreement and the other Finance Documents.

                SECTION 8.05 AMENDMENTS AND WAIVERS. Any provision of this Agreement may be amended, changed, discharged, terminated or waived if, but only if, such amendment or waiver is in writing and is signed by each Credit Party directly affected by such amendment, change, discharge, termination or waiver (it being understood that the addition or release of any Credit Party hereunder shall not constitute an amendment, change, discharge, termination or waiver affecting any Credit Party other than the Credit Party so added or released) and either (i) the U.S. Collateral Agent (with the consent of the Required Lenders or, to the extent required by SECTION 10.03 of the Credit Agreement, all of the Lenders), at all times prior to the time on which all Finance Obligations have been paid in full and all Commitments with respect thereto have been terminated or (ii) the holders of at least 51% of all Derivatives Obligations then outstanding, at all times after the time at which the Finance Obligations have been paid in full and all Commitments with respect thereto have been terminated; PROVIDED, HOWEVER, that no such amendment, change, discharge, termination or waiver shall be made to SECTION 6.07 hereof or this SECTION 8.05 without the consent of each Finance Party adversely affected thereby; and PROVIDED, FURTHER, that any amendment, change, discharge, termination or waiver adversely affecting the rights and benefits of a single Class of Finance Parties (and not all Finance Parties in a like or similar manner) shall require the written consent of the Required Finance Parties of such Class of Finance Parties. For the purposes of this SECTION 8.05, the term "Class" means each class of Finance Parties, i.e., whether (x) the Senior Lenders, as holders of the Senior Obligations, (y) the Derivatives Creditors, as holders of the Derivatives Obligations. For the purposes of this SECTION 8.05, the term "Required Finance Parties" of any Class means each of (x) with respect to the Senior Obligations, the Required Lenders (as defined in the Credit Agreement) or (y) with respect to the Derivatives Obligations, the holders of 51% of all Derivatives Obligations outstanding from time to time.

                SECTION 8.06 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon each of the parties hereto and inure to the benefit of the U.S. Collateral Agent and the Finance Parties and their respective successors and assigns. In the event of an assignment of all or any of the Finance Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. No Credit Party shall assign or delegate any of its rights and duties hereunder without the prior written consent of the Required Lenders or all of the Lenders as provided in Section
10.03 of the Credit Agreement.

                SECTION 8.07 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT AS OTHERWISE REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT REMEDIES PROVIDED BY THE LAWS OF ANY JURISDICTIONS OTHER THAN NEW YORK ARE GOVERNED BY THE LAWS OF SUCH JURISDICTIONS.

                SECTION 8.08     LIMITATION OF LAW; SEVERABILITY.

                (a) All rights, remedies and powers provided in this Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of Law, and all the provisions of this Agreement are intended to be subject to all applicable mandatory provisions of Law which may be controlling and be limited to the extent necessary so that they will not render this Agreement invalid, unenforceable in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable Law.

                (b) If any provision hereof is invalid or unenforceable in any jurisdiction, then, to the fullest extent permitted by Law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the U.S. Collateral Agent and the Finance Parties in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provisions in any other jurisdiction.

                SECTION 8.09 COUNTERPARTS; EFFECTIVENESS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective with respect to each Credit Party when the U.S. Collateral Agent shall receive counterparts hereof executed by itself and such Credit Party; provided that, for greater certainty, this Agreement shall become effective with respect to each of Eckerd Corporation, Eckerd Fleet, Inc., EDC Drug Stores, Inc., EDC Licensing, Inc. Genovese Drug Stores, Inc., Thrift Drug Inc. and Thrift Drug Services, Inc., notwithstanding the fact that such Credit Parties shall be deemed to have executed the counterpart of this Agreement at 11:59 p.m. on July 31, 2004, upon consummation of the Acquisition.

                SECTION 8.10 ADDITIONAL CREDIT PARTIES. It is understood and agreed that any Affiliate of the Borrower that is required by any Finance Document to execute a counterpart of this Agreement after the date hereof shall automatically become a Credit Party hereunder with the same force and effect as if originally named as a Credit Party hereunder by executing an instrument of accession or joinder satisfactory in form and substance to the U.S. Collateral Agent and delivering the same to the U.S. Collateral Agent. Concurrently with the execution and delivery of such instrument of accession or joinder, such Affiliate shall take all such actions and deliver to the U.S. Collateral Agent all such documents and agreements as such Affiliate would have been required to deliver to the U.S. Collateral Agent on or prior to the date of this Agreement had such Affiliate been a party hereto on the date of this Agreement. Such additional materials shall include, among other things, supplements to SCHEDULES I, II, III, IV and V hereto (which Schedules shall thereupon automatically be amended and supplemented to include all information contained in such supplements) such that, after giving effect to the accession or joinder of such Affiliate, each of SCHEDULES I, II, III, IV and V hereto is true, complete and correct with respect to such Affiliate as of the effective date of such accession or joinder. The execution and delivery of any such instrument of accession or joinder, and the amendment and supplementation of the Schedules hereto as provided in the immediately preceding sentence, shall not require the consent of any other

Credit Party hereunder. The rights and obligations of each Credit Party hereunder shall remain in full force and effect notwithstanding the addition of any new Credit Party as a party to this Agreement.

                SECTION 8.11     TERMINATION; RELEASE OF CREDIT PARTIES.

                (a) TERMINATION. Upon the full, final and irrevocable payment and performance of all Finance Obligations, the cancellation or expiration of all outstanding LC Obligations, BA Reimbursement Obligations and Derivatives Agreements and the termination of all Commitments under the Finance Documents, the Security Interests shall terminate and all rights to the Collateral shall revert to the Credit Parties. In addition, at any time and from time to time prior to such termination of the Security Interests, the U.S. Collateral Agent may release any of the Collateral with the prior written consent of the Required Lenders; PROVIDED that the release of all or substantially all of the Collateral shall require the consent of all of the Lenders. Upon any such termination of the Security Interests or release of Collateral, the U.S. Collateral Agent will, upon request by and at the expense of any Credit Party, execute and deliver to such Credit Party such documents as such Credit Party shall reasonably request to evidence the termination of the Security Interests or the release of such Collateral, as the case may be. Any such documents shall be without recourse to or warranty by the U.S. Collateral Agent or the Finance Parties. The U.S. Collateral Agent shall have no liability whatsoever to any Finance Party as a result of any release of Collateral by it as permitted by this SECTION 8.11. Upon any release of Collateral pursuant to this SECTION 8.11, none of the Finance Parties shall have any continuing right or interest in such Collateral or the Proceeds thereof.

                (b) RELEASE OF CREDIT PARTIES. If any part of the Collateral is sold or otherwise disposed of or liquidated in compliance with the requirements of the Finance Documents (or such sale, other disposition or liquidation has been approved in writing by those Finance Parties whose approval is required by the applicable Finance Documents and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Finance Documents, to the extent applicable, the U.S. Collateral Agent, at the request and expense of such Credit Party, will duly release from the security interest created hereby and assign, transfer and deliver to such Credit Party (without recourse and without representation or warranty) such of the Collateral as is then being (or has been) so sold, disposed of or liquidated as may be in the possession or control of the U.S. Collateral Agent and has not theretofore been released pursuant to this Agreement.

                SECTION 8.12 ENTIRE AGREEMENT. This Agreement and the other Finance Documents and, in the case of the Derivatives Creditors, the Derivatives Agreements, constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, and any contemporaneous oral agreements and understandings relating to the subject matter hereof and thereof.

                SECTION 8.13     CONFLICT.

                (a) To the extent that there is a conflict or inconsistency between any provision hereof, on the one hand, and any provision of the Credit Agreement, on the other hand, the Credit Agreement shall control.

                (b) The Credit Parties acknowledge that the Borrowers are, concurrent with this Agreement, entering into the PPSA Security Agreement and the Quebec Hypothec (together, the "CANADIAN SECURITY DOCUMENTS"); and the Credit Parties further acknowledge and agree that, to the extent performance is required under the Canadian Security Documents by a Credit Party and such performance prevents such Credit Party from performing its obligations under this Agreement, such Credit Party, to the extent its performance under the Canadian Security Documents is duly performed, shall be deemed to have performed under this Agreement.

                            [Signature Pages Follow]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.


CREDIT PARTIES:               THE JEAN COUTU GROUP (PJC) INC.


                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:


                                BROOKS PHARMACY, INC.
                                ECKERD CORPORATION
                                ECKERD FLEET, INC.
                                EDC DRUG STORES, INC.
                                EDC LICENSING, INC.
                                GENOVESE DRUG STORES, INC.
                                JCG HOLDINGS (USA), INC.
                                JEAN COUTU ACQUISITION ONE, INC.
                                JEAN COUTU ACQUISITION TWO, INC.
                                JEAN COUTU ACQUISITION THREE, INC.
                                MAXI DRUG NORTH, INC.
                                MAXI DRUG, INC.
                                MAXI GREEN INC.
                                MC WOONSOCKET, INC.
                                P.J.C. DISTRIBUTION, INC.
                                P.J.C. OF VERMONT INC.
                                P.J.C. REALTY CO., INC.
                                PJC LEASE HOLDINGS, INC.
                                PJC OF CRANSTON, INC.
                                PJC OF EAST PROVIDENCE, INC.
                                PJC OF MASSACHUSETTS, INC.
                                PJC OF RHODE ISLAND, INC.
                                PJC OF WEST WARWICK, INC.
                                PJC REALTY MA, INC.
                                PJC SPECIAL REALTY HOLDINGS, INC.
                                THE JEAN COUTU GROUP (PJC) USA, INC.
                                THRIFT DRUG, INC.
                                THRIFT DRUG SERVICES, INC.


                                By:
                                   --------------------------------------
                                 Michel Coutu, as President of each


[Signature page to
Pledge Agreement]

                                PJC ARLINGTON REALTY LLC
                                PJC DORCHESTER REALTY LLC
                                PJC ESSEX REALTY LLC
                                PJC HAVERHILL REALTY LLC
                                PJC HYDE PARK REALTY LLC
                                PJC MANCHESTER REALTY LLC
                                PJC MANSFIELD REALTY LLC
                                PJC NEW LONDON REALTY LLC
                                PJC NORWICH REALTY LLC
                                PJC PETERBOROUGH REALTY LLC
                                PJC PROVIDENCE REALTY LLC
                                PJC REVERE REALTY LLC

                                By: PJC SPECIAL REALTY HOLDINGS, INC., a
                                    Delaware corporation, as Sole Member of each


                                    By:
                                       --------------------------------------
                                       Michel Coutu, as President


                                MAXI DRUG SOUTH, L.P.

                                By: MAXI DRUG, INC., a Delaware corporation, its
                                    General Partner


                                    By:
                                       --------------------------------------
                                       Michel Coutu, as President


                                PJC REALTY N.E. LLC
                                JEAN COUTU GROUP HOLDINGS (USA), LLC

                                By: THE JEAN COUTU GROUP (PJC) USA, INC., a
                                    Delaware corporation, its Sole Member


                                    By:
                                       --------------------------------------
                                       Michel Coutu, as President of each


                                SERVICES SECURIVOL INC.


                                By:
                                   --------------------------------------
                                   Name:
                                   Title:


[Signature page to
Pledge Agreement]

                                RX INFORMATION CENTRE LTD.


                                By:
                                   --------------------------------------
                                   Name:
                                   Title:


                                PATERSON'S PHARMACIES LIMITED


                                By:
                                   --------------------------------------
                                   Name:
                                   Title:


                                3090671 NOVA SCOTIA COMPANY


                                By:
                                   --------------------------------------
                                   Name:
                                   Title:


                                3090672 NOVA SCOTIA COMPANY


                                By:
                                   --------------------------------------
                                   Name:
                                   Title:


COLLATERAL AGENT:               DEUTSCH BANK TRUST COMPANIES
                                AMERICAS,
                                   as U.S. Collateral Agent


                                By:
                                   --------------------------------------
                                   Name:
                                   Title:

                                60 Wall Street
                                New York, NY 10005
                                Attention: Mary Kay Coyle
                                Telecopier No.: (212) 797-5690


[Signature page to
Pledge Agreement]